UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1250 Wood Branch Park Drive, Suite 600		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 31, 2018, American Electric Technologies, Inc. (the “Company”) issued a press release disclosing the estimated impact of the of the Tax Cuts and Jobs Act (the “Tax Act”) on the Company’s financial results for the quarter and year ended December 31, 2017. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company estimates, based on currently available information, that the Tax Legislation will benefit the Company by increasing net income for the quarter and year ended December 31, 2017 by approximately $2.8 million or $.29 per diluted share due to re-valuation of deferred tax liabilities, net of the repatriation tax on undistributed earnings, of the Company’s non-US subsidiary and joint venture.

The impact of the Tax Act may differ from the estimate above, possibly materially, due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Act. The Company will continue to analyze the Tax Act to determine the full effects of the new law, including the new lower corporate tax rate, on the Corporation’s financial statements and operations.

The Company will announce financial results for the quarter and year ended December 31, 2017 on or before April 2, 2018.

In accordance with general instructions to Form 8-K, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit shall be deemed to be furnished, and not filed.

Exhibit No.	Description

99.1	Press release dated January 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: January 31, 2018	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO